UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 3, 2026

i3 Verticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38532	82-4052852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Burton Hills Blvd., Suite 415 Nashville, TN		37215
(Address of principal executive offices)		(Zip Code)
(615) 465-4487
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 Par Value	IIIV	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
i3 Verticals, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders on March 3, 2026 (the “Annual Meeting”). A total of 28,382,815 shares of the Company’s Class A and Class B common stock, each with par value $0.0001 per share (collectively, “Common Stock”), were present in person or represented by proxy at the Annual Meeting, representing approximately 91.6% of the Company’s outstanding Common Stock as of the January 2, 2026 record date. The following describes the matters that were submitted to the vote of the stockholders of the Company at the Annual Meeting and the result of the votes on these matters:
1. The stockholders elected each of the following persons as directors of the Company for a term of one year and until his or her successor is elected and qualified.

Name	For	Withheld	Broker Non-Votes
(a) Gregory Daily	25,967,528	215,367	2,199,920
(b) Clay Whitson	26,011,532	171,363	2,199,920
(c) Elizabeth Seigenthaler Courtney	24,396,992	1,785,903	2,199,920
(d) John Harrison	25,443,942	738,953	2,199,920
(e) Decosta Jenkins	26,019,856	163,039	2,199,920
(f) Timothy McKenna	25,827,859	355,036	2,199,920
(g) David Morgan	25,431,093	751,802	2,199,920
(h) David Wilds	25,985,663	197,232	2,199,920
2. The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending September 30, 2026.

For	Against	Abstain	Broker Non-Votes
28,236,836	145,375	604	—
3. The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
25,737,410	442,168	3,317	2,199,920

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 3, 2026

i3 VERTICALS, INC.

By:	/s/ Geoff Smith
Name:	Geoff Smith
Title:	Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)